Exhibit 10.2

THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN VIOLATION OF THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

WORKHORSE GROUP INC.

COMMON STOCK PURCHASE WARRANT

WHEREAS, on the date hereof, the Company and the Holder and certain other parties thereto are entering into that certain Subscription Agreement (as amended, modified or supplemented, the “Subscription Agreement”) pursuant to which the Holder will purchase from the Company ______ Units, each consisting of (i) one share of the Company’s Series B Preferred Stock and (ii) warrants to purchase shares of the Common Stock on the terms and subject to the conditions set forth herein.

WHEREAS, in connection with the entry into the Subscription Agreement, the Company has agreed to issue to the Holder this Warrant and the Holder has agreed to receive this Warrant; and

WHEREAS, the Company and the Holder desire to set forth herein the rights and obligations of the Company and the Holder both prior to and following the exercise of the Warrant.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby issues this Warrant to the Holder, and the Company and the Holder hereby agree as follows:

“Issuance Date”: June __, 2019	Certificate No.

CUSIP NO.  98138J 149

THIS IS TO CERTIFY that ____, a ______, and its permitted transferees, successors and permitted assigns (the “Holder”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is the holder of this Warrant (the or this “Warrant”) entitling the Holder to purchase from WORKHORSE GROUP INC., a Nevada corporation (the “Company”), at the price of $1.62 per share (the “Exercise Price”), at any time after the date hereof (the “Commencement Date”) and expiring on May 31, 2026 (the “Expiration Date”), _____ shares of the fully paid and non-assessable common stock, par value $0.001 per share, of the Company (as such number may be adjusted as provided herein). The _____ shares of Common Stock (as hereinafter defined) which may be purchased pursuant to this Warrant are referred to herein as the “Aggregate Number”.

The Aggregate Number and Exercise Price set forth above shall also be adjusted under certain conditions specified in Section 5 of this Warrant. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 10 hereof, unless otherwise defined herein.

SECTION 1. The Warrant; Transfer and Exchange.

(a) The Warrant. This Warrant and the rights and privileges of the Holder hereunder may be exercised by the Holder in whole or in part as provided herein, shall survive any cancellation, repurchase or retirement of the Series B Preferred Stock, and, as more fully set forth in Section 1(b) hereof, may, subject to the terms of this Warrant, be transferred by the Holder to any other Person or Persons at any time or from time to time, in whole or in part, regardless of whether the Holder retains any or all rights under the Series B Preferred Stock.

(b) Transfer and Exchanges. The Company shall initially record this Warrant on a register to be maintained by the Company and, subject to Section 6 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms hereof and properly endorsed, accompanied by appropriate instructions, and further accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof. Upon any such transfer, a new warrant or warrants shall be issued to the transferee and the Holder (in the event this Warrant is only partially transferred) and the surrendered warrant shall be cancelled. This Warrant may be exchanged at the option of the Holder, when surrendered at the Principal Office of the Company, for another warrant or other warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

SECTION 2. Exercise.

(a) Right to Exercise. At any time after the Commencement Date and on or before the Expiration Date, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant to the Company during normal business hours on any Business Day at the Company’s Principal Office, together with the Notice of Exercise, in the form attached hereto as Exhibit A and made a part hereof (the “Notice of Exercise”), duly executed, and payment of the Exercise Price per share for each share purchased, as specified in the Notice of Exercise. The aggregate Exercise Price (the “Aggregate Exercise Price”) to be paid for the shares to be purchased (the “Exercise Amount”) shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made to the Company in cash or other immediately available funds or, following May 31, 2022, as provided in Section 2(c), or a combination thereof. In the case of payment of all or a portion of the Aggregate Exercise Price pursuant to Section 2(c), the direction by the Holder to make a “Cashless Exercise” shall serve as accompanying payment for that portion of the Exercise Price.

(c) Cashless Exercise. At any time after May 31, 2022 the Holder shall have the option to provide written notice to the Company at the time of exercise of this Warrant that the Holder elects to make a “Cashless Exercise” of this Warrant, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price in cash) that number of Warrant Shares computed using the following formula:

Y (A-B)

X = ———————

A

Where

X =	The number of Warrant Shares to be issued to the Holder.

Y =	The number of Warrant Shares purchasable under this Warrant (at the date of such calculation) or, if only a portion of this Warrant is being exercised, the number of Warrant Shares purchasable under the portion of this Warrant being exercised (at the date of such calculation).

A =	The Fair Market Value Per Share.

B =	The Exercise Price (as adjusted to the date of such calculation).

(d) Issuance of Shares of Common Stock. Upon receipt by the Company of this Warrant at its Principal Office in proper form for exercise, and accompanied by the Notice of Exercise and payment of the Aggregate Exercise Price as aforesaid, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Within 1 Business Day after such surrender of this Warrant (such date, the “Share Delivery Date”), delivery of the Notice of Exercise and payment of the Aggregate Exercise Price as aforesaid, the Company shall cause its transfer agent to issue the Warrant Shares so purchased to the Holder in book-entry format by crediting the account of the Holder’s account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants) and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder. Any reference in this Warrant to the issuance of a certificate or the certificates representing the Warrant Shares shall also be deemed a reference to the book-entry issuance of such Warrant Shares.

(e) Fractional Shares. The Company may, but shall not be required to, deliver fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share.

(f) Partial Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(g) Limitations on the Number of Shares Issuable. (i) Notwithstanding anything herein to the contrary, the Company shall not issue to any Holder any Warrant Shares, to the extent such shares after giving effect to such issuance after exercise and when added to the number of shares of Common Stock issued to as dividends to such Holder and its Affiliates on the Company’s Series B Preferred Stock such Holder (together with such Holder’s affiliates), would (a) beneficially own in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to such issuance (the “Maximum Aggregate Ownership Amount”) or (b) control in excess of 19.9% of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the Common Stock (the “Maximum Aggregate Voting Amount”), unless and until the Company obtains stockholder approval permitting such issuances in accordance with applicable the NASDAQ Capital Market rules (“Stockholder Approval”).

(ii) For purposes of this Section 2, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(iii) If on any attempted exercise of this Warrant, the issuance of Warrant Shares would exceed the Maximum Aggregate Ownership Amount or the Maximum Aggregate Voting Amount, and the Company shall not have previously obtained Stockholder Approval at the time of exercise, then the Company shall issue to the Holder requesting exercise such number of Warrant Shares as may be issued below the Maximum Aggregate Ownership Amount or Maximum Aggregate Voting Amount, as the case may be, and, with respect to the remainder of the aggregate number of Warrant Shares, this Warrant shall not be convertible until and unless Stockholder Approval has been obtained or the Holder has disposed of a sufficient amount of Common Stock such that the Holder would not exceed the Maximum Aggregate Ownership Amount or the Maximum Aggregate Voting Amount after giving effect to the issuance of Warrant Shares.

(h) Company’s Failure to Timely Deliver Securities. If either (I) the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the applicable Share Delivery Date, if (x) the transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such Common Stock on the Company’s share register or (y) if the transfer agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the Holder’s balance account with DTC, for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, (II) the Company shall not within thirty (30) days after the Issuance Date file with the Commission a registration statement for the resale by the Holder or any transferee therefrom of the Warrant Shares (which registration statement shall be declared effective by the Commission no later than seventy five (75) days after the Issuance Date, the “Registration Statement”), or (III) a registration statement (which may be the Registration Statement) covering the issuance or resale of the Warrant Shares is not available for the issuance or resale, as applicable, of such Warrant Shares and (x) the Company fails to promptly, but in no event later than one (1) Business Day after such registration statement becomes unavailable, to so notify the Holder and (y) the Company is unable to deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to the Holder’s or its designee’s balance account with DTC through its DWAC (the event described in the immediately foregoing clause (III) is hereinafter referred as a “Notice Failure” and together with the events described in clauses (I) and (II) above, an “Exercise Failure”), then, in addition to all other remedies available to the Holder, if on or prior to the applicable Share Delivery Date either (I) if the transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or, if the transfer agent is participating in the DTC Fast Automated Securities Transfer Program, credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder’s balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC, as applicable, and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date. Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares (or to electronically deliver such Warrant Shares) upon the exercise of this Warrant as required pursuant to the terms hereof. While this Warrant is outstanding, the Company shall cause its transfer agent to participate in the DTC Fast Automated Securities Transfer Program. In addition to the foregoing rights, (i) if the Company fails to deliver the applicable number of Warrant Shares upon an exercise pursuant to Section 2 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 2(h) or otherwise, and (ii) if a registration statement (which may be the Registration Statement) covering the issuance or resale of the Warrant Shares that are subject to an Exercise Notice is not available for the issuance or resale, as applicable, of such Warrant Shares and the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement and the Company has not already delivered the Warrant Shares underlying such Exercise Notice electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its DWAC, the Holder shall have the option, by delivery of notice to the Company, to rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 2(h) or otherwise.

(i) Beneficial Ownership. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the other Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section, and notwithstanding anything to the contrary contained herein, any such unexercised portion of such Warrant and/or unexercised or unconverted portion of any other securities referred to in clauses (A) and (B) above, shall be deemed not to be exercisable or convertible, as the case may be, for sixty-one (61) days after the related date of determination. For purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K or other public filing with the Commission, as the case may be, (y) a more recent public announcement by the Company or (3) any other written notice by the Company or the transfer agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section, to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

SECTION 3. Payment of Taxes. The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 5 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities issued or delivered upon exercise of this Warrant in a name other than that of the Holder.

SECTION 4. Replacement Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest. This Warrant is exchangeable, upon the surrender hereof at the Principal Office of the Company, for a new Warrant or Warrants of like tenor and terms and representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender.

SECTION 5. Adjustments to the Aggregate Number and the Exercise Price.

In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the Aggregate Number shall be subject to adjustment from time to time as provided in this Section 5 (in each case, after taking into consideration any prior adjustments pursuant to this Section 5).

(a) Dividends and Distributions. Subject to the provisions of this Section 5, if the Company shall, at any time or from time to time after the Commencement Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then, and in each such event, the Holder shall receive the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had the Warrant been exercised in full into Warrant Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities, cash or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the Holder; provided, that no such provision shall be made if the Holder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as the Holder would have received if the Warrant had been exercised in full into Warrant Shares on the date of such event.

(b) Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Commencement Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the Aggregate Number shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the Aggregate Number shall be proportionately decreased. Any adjustment under this Section 5(b) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

(c) Adjustment to Exercise Price and Warrant Shares Upon Reorganization or Reclassification. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares) or (iii) other similar transaction (other than any such transaction covered by Section 5(b)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 5(c) shall similarly apply to successive reorganizations, reclassifications or similar transactions. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(c), the Holder shall have the right to elect, prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 5(c) with respect to this Warrant.

(d) Other Adjustment Events. Subject to the prior consent of the Principal Market, the Company may at any time reduce the Exercise Price or increase the Aggregate Number to an amount and for any period of time deemed appropriate by the board of directors of the Company.

(e) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Exercise Price or the Aggregate Number, but in any event not later than three Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than three Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the Aggregate Number or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

(f) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least five Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

(g) Treatment of Warrant upon a Change of Control. If, at any time while this Warrant is outstanding, the Company consummates a Change of Control, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant (in whole at any time or in part from time to time), the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Change of Control if it had been, immediately prior to such Change of Control, a holder of the number of Warrant Shares then issuable upon such exercise of this Warrant (the “Alternate Consideration”). The Company shall not affect any such Change of Control unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. Notwithstanding the foregoing, in the event of a Change of Control in which the aggregate consideration to the Holders as a result of its Warrant Shares would be less than $15,000,000, at the request of the Holder delivered before the ninetieth (90th) day after the consummation of such Change of Control, the Company (or the successor entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Change of Control), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Change of Control.

(h) Purchase Rights. In addition to any adjustments pursuant to this Section, if at any time on or after the Issuance Date and on or prior to the Expiration Date the Company (i) grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and its affiliates beneficially owning more than 9.99% of the Company’s Common Stock, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and its affiliates beneficially owning more than 9.99% of the Company’s Common Stock, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation), or (ii) conducts any Pro Rata Repurchase Offer, the Holder shall be permitted to (but shall not be obligated to) participate, in whole or in part, on an as-converted basis, provided that, notwithstanding any other provision hereof, such participation may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such participation shall not be deemed to be effective until immediately prior to the consummation of such transaction.

SECTION 6. Transfers of the Warrant Securities.

(a) Generally. Subject to compliance with applicable federal and state securities Laws and the restrictions set forth in this Section 8, the Holder may transfer this Warrant and the Warrant Shares in whole or in part to any Person, and, upon the reasonable request of the Holder, the Company agrees that it shall use commercially reasonable efforts to promptly assist the Holder in making any such transfer in compliance with any applicable federal and state securities Laws. This Warrant has not been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act. For a transfer of this Warrant as an entirety by Holder, upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Holder, the Company shall issue a new Warrant of the same denomination to the assignee. For a transfer of this Warrant with respect to a portion of the Warrant Shares purchasable hereunder, upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Holder, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Holder, and shall issue to the Holder a new Warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(b) Representation by the Holder. The Holder, by its acceptance of this Warrant, represents and warrants to the Company:

(i) this Warrant has been acquired by the Holder, and any Warrant Shares to be acquired by it will be acquired, for the account of the Holder for investment purposes for its own account and not with a view to or for sale in connection with any distribution or reselling thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction;

(ii) the Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act;

(iii) the Holder is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; the Holder understands that investment in the Warrant (and any Warrant Shares it acquires) involves substantial risks; and it has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Warrant (and any Warrant Shares it acquires) and it is able to bear the economic risk of that investment;

(iv) prior and as a condition to the sale or transfer of the Warrant Shares issuable upon exercise of this Warrant, the Holder shall furnish to the Company such customary certificates, representations, agreements and other information as the Company or the Company’s transfer agent reasonably may require to confirm that such sale or transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, unless such Warrant Shares are being sold or transferred pursuant to an effective registration statement; and

(v) the Holder understands that this Warrant and the Warrant Shares are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws and applicable regulations this Warrant and the Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(c) Transfer Restrictions.

(i) Subject to compliance with applicable federal and state securities Laws and Section 6 hereof, this Warrant (or any warrants represented hereby) may only be sold, in whole or in part, (A) pursuant to an effective registration statement covering the re-sale by the Holder of this Warrant under the Securities Act or (B) pursuant to an exemption from registration under the Securities Act.

(ii) Any Warrant Shares may only be sold (A) pursuant to an effective registration statement under the Securities Act or (B) pursuant to an exemption from registration under the Securities Act. The Holder acknowledges that the Company may place a restrictive legend on any Warrant Shares issued upon exercise in order to comply with applicable securities Laws, unless such Warrant Shares are sold pursuant to an effective registration statement or are otherwise freely tradable under Rule 144 of the Securities Act.

SECTION 7. Covenants.

Until the later of (a) the Expiration Date and (b) the time when the Holder no longer holds any Warrant Shares, the Company hereby covenants to the Holder that:

(a) Validly Issued Shares. All shares of Common Stock that may be issued upon exercise of this Warrant, assuming full payment of the Aggregate Exercise Price (including those issued pursuant to Section 5 hereof) shall, upon delivery by the Company, be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims (other than security interests, encumbrances and claims to which the Holder is subject prior to or upon the issuance of the applicable Warrant Shares, restrictions under applicable federal and/or state securities Laws and other transfer restrictions described herein).

(b) Reservation of Shares. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock as shall be sufficient to enable the Company to issue Common Stock upon exercise of this Warrant.

(c) Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Common Stock reserved or to be reserved for the purpose of the exercise of this Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 5 hereof, require registration with or approval of any Governmental Authority under any federal or state Law (other than securities Laws) before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, secure such registration or approval, as the case may be (including but not limited to approvals or expirations of waiting periods required under the Hart Scott Rodino Antitrust Improvements Act).

(d) Listing of the Warrant Shares. To the extent applicable, the Company shall promptly secure the listing of the Warrant Shares on the Principal Market after such time as the Warrant Shares are no longer required to contain the legend referred to in Section 6, and provide to the Holder evidence of such listing.

(e) Compliance with Rule 144. The Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Holder owns any Warrant Securities, if the Company is not required to file reports pursuant to such Laws, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144 such information as is required for the Holder to sell Warrant Securities under Rule 144. So long as the Warrant Securities are not registered under the Securities Act, the Company further covenants that it will take such further action as the Holder may reasonably request and is within the Company’s control, all to the extent required from time to time to enable the Holder to sell such Warrant Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144.

(f) Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of this Warrant in a manner that would require the registration under the Securities Act of the sale of this Warrant to the Holder or any assignee of the Holder.

(g) Registration Rights Agreement. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, take any action in violation of the terms of the Registration Rights Agreement to be delivered within ten days of the date hereof with respect to the Warrant Securities.

(h) Noncircumvention. The Company shall not, by amendment of its charter, bylaws or any other organizational documents, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

(i) Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries.

SECTION 8. Representations and Warranties by the Company. The Company represents and warrants to the Holder that as of the Commencement Date:

(a) The Company (a) is duly organized and validly existing under the Laws of its jurisdiction of organization, (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same would not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, (d) has full power, authority and legal right to make, issue, sell and perform this Warrant and the Warrant Shares, (e) is in compliance with all applicable Laws to which it is subject and all agreements to which it is a party, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, and (f) has good title to all its assets, free and clear of any Liens or adverse claims except as expressly permitted by this Warrant or the Credit Agreement.

(b) The making, entry into, issuance and sale of this Warrant and the performance of the Company’s obligations hereunder are within the Company’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Warrant has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) The making, entry into, issuance and sale of this Warrant and the performance of the Company’s obligations hereunder (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (b) will not violate any applicable Law or the charter, bylaws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, other than any such violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company, any of its Subsidiaries or the Company’s or its Subsidiaries’ assets, or give rise to a right thereunder to require any payment to be made by any such Person, other than any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any of the Company or any of its Subsidiaries.

(d) Assuming the accuracy of the representations made by the Holder herein, the offer and sale by the Company of this Warrant are not required to be registered pursuant to the provisions of Section 5 of the Securities Act.

(e) There is no indebtedness of the Company having the right to vote on any matters on which holders of shares of capital stock or other equity interests of the Company may vote. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company, nor are there any Contracts with respect to the voting, sale or transfer of any shares of capital stock or other equity interests of the Company. Except for this Warrant and the securities reserved for issuance as described in subsection (e) above, there are no options, warrants or other rights to subscribe for or purchase any capital stock or other equity interests of the Company, or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire, any capital stock or other equity interests of the Company. There are no preemptive rights or rights of first refusal or first offer, nor are there any Contracts by which the Company is bound, relating to any capital stock or other equity interests of the Company. Except as set forth in the reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act (including the exhibits thereto and documents incorporated by reference therein), the Company does not currently maintain, nor does the Company have any ongoing liability for, any stock option plan or any other plan or agreement providing for equity compensation of any Person.

(f) All taxes imposed on the Company in connection with the issuance, sale and delivery of the Warrant Securities have been or will be timely and fully paid, and all Laws imposing such taxes have been or will be fully satisfied by the Company.

(g) Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Warrant Securities or any similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to require the issuance and sale of the Warrant Securities to be registered under the Securities Act. Neither the Company nor anyone acting on its behalf has engaged, directly or indirectly, in any form of general solicitation or general advertising with respect to the offering of the Warrant Securities (as those terms are used in Regulation D) or otherwise in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Assuming the accuracy of the representations made by the Holder herein, the offer and sale of the Warrant Securities are exempt from registration under the Securities Act.

SECTION 9. Equitable Relief. Each of the Company and the Holder acknowledges that a breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief.

SECTION 10. Definitions.

As used herein, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Exercise Price” has the meaning set forth in Section 2(a).

“Aggregate Number” has the meaning set forth in the Preamble.

“Alternate Consideration” has the meaning set forth in Section 5(g).

“Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

“ Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the first public announcement of the applicable Change of Control, or, if the Change of Control is not publicly announced, the date the Change of Control is consummated, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected volatility equal to the greater of 75% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the applicable Change of Control, or, if the Change of Control is not publicly announced, the date the Change of Control is consummated, (iii) the underlying price per share used in such calculation shall be the greater of (A) the sum of the price per share being offered in cash, if any, plus the per share value of any non-cash consideration, if any, being offered in the Change of Control and (B) the one (1) day Weighted Average Price the date immediately following the public announcement of the applicable Change of Control, or, if the Change of Control is not publicly announced, the date the Change of Control is consummated, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

“Business Day” means any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Capital Stock” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Change of Control” means shall mean (i) a merger or consolidation of the Company with another corporation (other than a merger effected exclusively for the purpose of changing the domicile of the Company), (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the assets or all or a majority of the outstanding voting shares of capital stock of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company, or (iv) a “person” or “group” (as these terms are used for purposes of Section 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of at least a majority of the voting power of the capital stock of the Company.

“Commencement Date” has the meaning set forth in the Preamble.

“Commission” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Common Stock” includes (a) the Company’s common stock, par value $0.001 per share, (b) any other class of Capital Stock hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage and (c) any other Capital Stock into which any of the foregoing is reclassified or reconstituted.

“Company” has the meaning set forth in the Preamble.

“Contracts” means contracts, licenses, leases, agreements, obligations, promises, undertakings, understandings, arrangements, documents, commitments, entitlements or engagements under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied).

“Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract relating to the equity interests of such Person or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convertible Securities” means evidences of indebtedness, shares of stock or other securities (including, but not limited to, options and warrants) which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

“Date of Determination” means any date of a Notice of Exercise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

 “Exercise Amount” has the meaning set forth in Section 2(a).

“Exercise Price” has the meaning set forth in the Preamble.

“Expiration Date” has the meaning set forth in the Preamble.

“Fair Market Value Per Share” means (as of immediately before the Date of Determination) (x) the last reported sale price and, if there are no sales, the last reported bid price, of the Common Stock on the Business Day immediately prior to the date of exercise on the Principal Market as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of the Common Stock) (collectively, “Bloomberg”), or (y) if the foregoing does not apply, the last sales price of the Common Stock on the OTCQX or the OTCQB maintained by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices) or if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices) on the Business Day immediately prior to the date of exercise as reported by Bloomberg, and, if there are no sales, the last reported bid price of the Common Stock on the Business Day immediately prior to the date of exercise as reported by Bloomberg, or (z) if fair market value cannot be calculated as of such date on either of the foregoing bases, the price determined in good faith by the Company’s board of directors.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation, regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, territory, county, city or other political subdivision of the United States.

“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

“Holder” has the meaning set forth in the Preamble.

“Law” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“Lien” means any mortgage, lien, pledge, charge, encumbrance or other security interest, leases, title retention agreements, mortgages, restrictions, easements, rights-of-way, options or adverse claims or encumbrances of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest.

“Material Adverse Effect” means a material adverse effect on (i) the operations, assets, business, properties or condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries, taken as a whole, (ii) the ability of the Company to perform its material obligations under this Warrant or (iii) the legality, validity or enforceability of this Warrant.

“Notice of Exercise” has the meaning set forth in Section 2(a).

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“Principal Market” initially means the NASDAQ Stock Market LLC and any successor exchange thereto and shall also include the NASDAQ Global Market, the NASDAQ Global Select Market, the NASDAQ Capital Market, New York Stock Exchange, Inc., the NYSE MKT, OTCQX or the OTCQB, whichever is at the time the principal trading exchange or market for the Common Stock.

“Principal Office” means the Company’s principal office as set forth in Section 15 hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Holder.

“Pro Rata Repurchase Offer” means any offer to purchase shares of Common Stock by the Company or any Affiliate thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Stock (subject to satisfaction of any conditions to participation therein such as those relating to minimum holding percentages or accredited status) to purchase or exchange their shares of Common Stock, in the case of both clauses (i) and (ii), whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person, or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while the Warrants are outstanding. The “effective date” of a Pro Rata Repurchase Offer shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase Offer or the date of purchase with respect to any Pro Rata Repurchase Offer that is not a tender or exchange offer.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Subscription Agreement” has the meaning set forth in the recitals hereto.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

“Warrant” has the meaning set forth in the Preamble.

“Warrant Securities” means this Warrant and the Warrant Shares, collectively.

“Warrant Shares” means (a) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with its terms and (b) all other shares of the Company’s Capital Stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization, or other reorganization affecting the Company’s Capital Stock.

“Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest Closing Bid Price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Company shall, within two (2) Business Days submit via facsimile or electronic mail (a) the disputed determination of the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder. The Company shall cause at its expense the investment bank to perform the determinations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations. Such investment bank’s determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

 SECTION 11. Survival of Provisions. Upon the full exercise by the Holder of its rights to purchase Common Stock under this Warrant, all of the provisions of this Warrant shall terminate (other than the provisions of Sections 6 and 7 and Sections 10 through 22 of this Warrant which shall expressly survive such exercise until the later of (a) the Expiration Date and (b) the time when the Holder no longer holds any Warrant Shares).

SECTION 12. Delays, Omissions and Indulgences. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder’s part of any breach or default under this Warrant, or any waiver on the Holder’s part of any provisions or conditions of this Warrant must be in writing and that all remedies, either under this Warrant, or by Law or otherwise afforded to the Holder, shall be cumulative and not alternative.

SECTION 13. Rights of Transferees. Subject to Section 8, the rights granted under this Warrant to the Holder shall pass to and inure to the benefit of all subsequent transferees of all or any portion of this Warrant (provided, that the Holder and any transferee shall hold such rights in proportion to their respective ownership of this Warrant and the Warrant Shares) until extinguished pursuant to the terms hereof.

SECTION 14. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Warrant.

SECTION 15. Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Warrant) shall be given or made in writing (including by email with PDF attachment) delivered to the applicable addresses specified below or at such other address as shall be designated by the Company or the Holder, as applicable, in a notice to the other. Except as otherwise provided in this Warrant, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof (except in the case of an email with PDF attachment not given during normal business hours for the recipient, which shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case given or addressed as aforesaid.

(a) If to the Company:

Workhorse Group Inc.

100 Commerce Drive

Loveland, Ohio 45140

Attention: Paul Gaitan, Chief Financial Officer

Email: paul.gaitan@workhorse.com

with a copy to:

Fleming PLLC

30 Wall Street, 8th Floor

New York, New York 10005

Attention: Stephen M. Fleming

Email:

(b) If to the Holder:

[ ]

E-mail: [ ]

Attention: [ ]

with a copy to:

[ ]

E-mail: [ ]

Attention: [ ]

SECTION 16. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder.

SECTION 17. Amendments. Neither this Warrant nor any term hereof may be amended, changed, waived, discharged or terminated without the prior written consent of the Holder and the Company to such action.

SECTION 18. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

SECTION 19. Governing Law. This Warrant and the rights and obligations of the Holder and the Company hereunder shall be governed by, and construed in accordance with, the Law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the Laws of any other jurisdiction; provided, that Section 5-1401 of the New York General Obligations Law shall apply.

SECTION 20. Entire Agreement. This Warrant is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

SECTION 21. Rules of Construction. Unless the context otherwise requires “or” is not exclusive, and references to sections or subsections refer to sections or subsections of this Warrant. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

SECTION 22. No Effect Upon Lending Relationship. Notwithstanding anything herein to the contrary, nothing contained in this Warrant shall affect, limit or impair the rights and remedies of the Holder or any of its Affiliates in its capacity as a lender to the Company pursuant to any agreement under which the Company has borrowed money from the Holder or any of its Affiliates. Without limiting the generality of the foregoing, neither the Holder nor any Affiliate of the Holder, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have any duty to consider (i) its status or the status of any of its Affiliates as a direct or indirect equity holder of the Company, (ii) the equity of the Company or (iii) any duty it may have to any other direct or indirect equity holder of the Company, except as may be required by commercial Law applicable to creditors generally.

SECTION 23. No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof except as expressly set forth herein.

SECTION 24. Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by a duly authorized officer as of the date first written above.

WORKHORSE GROUP INC.
a Nevada corporation

By:
Name:
Title:

Accepted and agreed.

[ ]

By:
Name:
Title:

[Signature Page to Warrant]

EXHIBIT A

NOTICE OF EXERCISE

To:	Workhorse Group Inc.

_________________________________

_________________________________

1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to ________ shares of Common Stock (the “Exercise Amount”). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

_________ Exercise for Cash

_________ Cashless Exercise

3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

(Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

(Address of Record Holder/Transferee)

4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment purposes and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

5. The undersigned represents that, as of the date hereof, the undersigned (together with the undersigned’s affiliates, and any other persons acting as a group together with the undersigned or any of the undersigned’s affiliates) owns ______________ shares of Common Stock (as such ownership is calculated pursuant to the Section 13(d) of the Exchange Act).

6. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

7. If the Exercise Amount is less than all of the shares of Common Stock purchasable under the attached Warrant, please issue a new warrant representing the remaining balance of such shares, as follows:

(Name of Record Holder/Transferee)

and deliver such warrant to the following address:

(Address of Record Holder/Transferee)

(Signature)

(Date)

EXHIBIT B

Notice of Assignment

NOTICE OF ASSIGNMENT FORM

FOR VALUE RECEIVED, the Holder (the “Assignor”) hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of common stock of Workhorse Group Inc. (the “Company”) covered thereby set forth below, to the following “Assignee” and, in connection with such transfer, represents and warrants to the Company that the transfer is in compliance with Section 8 of the Warrant and applicable federal and state securities laws:

NAME OF ASSIGNEE	ADDRESS

Number of shares:

Dated:		Signature:

ASSIGNEE ACKNOWLEDGMENT

The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the Warrant as of the date hereof, including Section 8 thereof.

Signature:

By:
Its:

Address:

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